                                                                   EXHIBIT 10.30

[TRIO-TECH LOGO]                    TRIO-TECH                        LOS ANGELES
                                  INTERNATIONAL                      SAN JOSE
                                 PRIVATE LIMITED                     DUBLIN
                                                                     SINGAPORE
                                                                     PENANG
                                                                     BANGKOK

27 May 2004

Industrial Development (High-Rise) Department                         RECEIVED
JTC Corporation                                                      27 MAY 2004
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Attn: Soon Thiam CHENG

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT UNIT #02-15/16 BLK 1008 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318996

We refer to your letter of offer dated 26 May 2004 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions of the Offer.

We are currently on GIRO, thus we enclose herewith a cheque for the amount of $1826.69 and a Banker's/Insurance Guarantee for the amount of S$1591.13 (1 month's rental and service charge) as security deposit as confirmation of our acceptance.

                                           /s/ Lee Siew Kuan
-------------------------------------------------------------------------------
Name of authorized signatory            :  Mrs Lee Siew Kuan
Designation                             :  Director of Logistics

For and on behalf of
TRIO-TECH INTERNATIONAL PTE LTD
In the presence of
                                           /s/ Betty Ang
-------------------------------------------------------------------------------
Name of witness                         :  Ms Betty Ang
NRIC No.                                :  S6945849A

[ ] REGIONAL HEAD OFFICE  : 1008 Toa Payoh North #03-09 Singapore 318996
    Tel: 62653300 Fax: 62596355

                                    RECEIVED
                                  26 MAY 2004
                             BY: still pending for
                            Mrs. Lee approval letter

                                                                      [JTC LOGO]
                                                                     CORPORATION
PLEASE QUOTE OUR REFERENCE WHEN REPLYING
OUR REF : JTC(L) 3601/2506/TEMP 7

26 MAY 2004

                                                 JTC CORPORATION
                                                 The JTC Summit
TRIO-TECH INTERNATIONAL PTE LTD                  8 Jurong Town Hall Road
1008 TOA PAYOH NORTH                             Singapore 609434
#03-09
SINGAPORE (318996)                               customer          1800 568 7000
                                                 service hotline
                                                 main line        (65) 6560 0056
                                                 facsimile        (65) 6565 5301
(ATTENTION : BETTY ANG)                          website          www.jtc.gov.sg

                                                 BY LOCAL URGENT MAIL

Dear Sirs,

OFFER OF TENANCY FOR FLATTED FACTORY SPACE

1 We are pleased to offer a tenancy of the Premises subject to the covenants, terms and conditions in the annexed Memorandum of Tenancy No.
      27.09 ("the MT") and in this letter (collectively called "the Offer").

2     2.1   THE PREMISES:

            Private Lot A0618405 also known as Unit #02-15/16 ("the Premises") in BLK 1008 TOA PAYOH NORTH ("the Building") in the TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318996 as delineated and edged in red on the plan attached to the Offer.

      2.2   TERM OF TENANCY:

            3 years ("the Term") with effect from 1 AUGUST 2004 ("the Commencement Date").

      2.3   TENANCY:

            (a) Your due acceptance of the Offer in accordance with Clause 3 of this letter shall, together with the Offer, constitute a binding tenancy agreement ("the Tenancy").

            (b) In the event of any inconsistency or conflict between any covenant, term or condition of this letter and the MT, the relevant covenant, term or condition in this letter shall prevail.

                                                                      [JTC LOGO]
      2.4   AREA:

            Approximately 130.1 SQUARE METRES ("the Area").

      2.5   RENT:

            DISCOUNTED RENT

            (a) Discounted rate of Dollars $9.98 per square metre per month on the Area, for so long as you shall occupy by way of tenancy an aggregate floor area of 5,000 to 9,999 square metres in the Building or in the various flatted factories belonging to us; and

            (b) Discounted rate of Dollars $10.19 per square metre per month on the Area, in the event that the said aggregate floor area occupied is at any time reduced to between 1,000 to 4,999 square metres in the Building or in the various flatted factories belonging to us; and

            (c) Normal rate of Dollars $10.50 per square metre per month on the Area, in the event that the said aggregate floor area occupied is at any time reduced to below 1,000 square metres (when the discount shall be totally withdrawn) with effect from the date of reduction in the said aggregate floor area,

                  ("Rent") to be paid without demand and in advance without deduction on the 1st day of each month of the year (i.e. 1st of January, February, March, etc.). After your first payment is made in accordance with Clause 3 of this letter and the attached Payment Table, the next payment shall be made on 01 SEPTEMBER 2004.

      2.6   SERVICE CHARGE:

            $2.25 PER SQUARE METRE PER MONTH ("Service Charge") on the Area as charges for services rendered by us, payable by way of additional and further rent without demand on the same date and in the same manner as the Rent, subject to our revision from time to time.

                                                                      [JTC LOGO]

2.7   SECURITY DEPOSIT/BANKER'S GUARANTEE:

      Ordinarily we would require a tenant to lodge with us a security deposit equivalent to THREE (3) MONTHS' rent and service charge. However, as an off-budget measure and as payment by GIRO has been made a condition with which you must comply under clause 3 of this letter, you shall, at the time of your acceptance of the Offer, place with us a deposit equivalent to ONE (1) MONTH'S Rent (at the discounted rate) and Service Charge ("Security Deposit") as security against any breach of the covenants, terms and conditions in the Tenancy, as follows:

      (a) The Security Deposit may be in the form of cash or acceptable Banker's Guarantee in the form attached (effective from 1 JUNE 2004 to 31 OCTOBER 2007), or such other form of security as we may in our absolute discretion permit or accept.

      (b) The Security Deposit shall be maintained at the same sum throughout the Term and shall be repayable to you without interest, or returned to you for cancellation, after the termination of the Term (by expiry or otherwise) or expiry of the Banker's Guarantee, as the case may be, subject to appropriate deductions or payment to us for damages or other sums due under the Tenancy.

      (c) If the Rent at the discounted rate is increased to the normal rate, or Service Charge is increased, or any deductions are made from the Security Deposit, you shall immediately pay the amount of such increase or make good the deductions so that the Security Deposit shall at all times be equal to ONE (1) MONTH'S Rent (at the normal or discounted rate, as the case may be) and Service Charge.

      (d) If at any time during the Term, your GIRO payment is discontinued, then you shall place with us, within two (2) weeks of the date of discontinuance of your GIRO payment, the additional sum equivalent to TWO (2) MONTHS' Rent and Service Charge, so that the Security Deposit shall at all times be equal to three (3) months' Rent (at the normal or discounted rate, as the case may be) and Service Charge for the remaining period of the Term.

                                                                      [JTC LOGO]

            (e) If at any time during the Term the off-budget measure is withdrawn you shall, if required in writing by us, also pay to us the additional sum equivalent to TWO (2) MONTHS' Rent and Service Charge, so that the Security Deposit shall at all times be equal to THREE (3) MONTHS' Rent (at the normal or discounted rate, as the case may be) and Service Charge for the remaining period of the Term.

      2.8   MODE OF PAYMENT:

            (a) Your first payment to be made with your letter of acceptance in accordance with Clause 3 of this letter and the attached Payment Table shall be by non-cash mode (eg, Cashier's Order, cheque).

            (b) Thereafter during the Term, you shall pay Rent, Service Charge and GST by Interbank GIRO or any other mode to be determined by us.

            (c) You have an existing account with us from which we shall deduct the aforesaid payments. You are therefore not required to submit a duly completed GIRO form as part of the Mode of Due Acceptance. But if you wish to have a separate GIRO account to meet the aforesaid payments, please complete the GIRO deduction form enclosed.

      2.9   AUTHORISED USE:

            You shall use the Premises for the purpose of MANUFACTURING AND ASSEMBLY OF ELECTRONIC EQUIPMENT only and for no other purpose whatsoever ("the Authorised Use").

      2.10  APPROVALS:

            The Tenancy is subject to approvals being obtained from the relevant governmental and statutory authorities.

                                                                      [JTC LOGO]

      2.11  POSSESSION OF PREMISES:

            (a) Subject to your acceptance of the Offer, keys to the Premises shall be made available to you within the period of two (2) months prior to the Commencement Date.

            (b) From the date you accept the keys to the Premises ("Possession Date") until the Commencement Date, you shall be deemed a licensee upon the same covenants, terms and conditions as in the Tenancy.

            (c) If you proceed with the Tenancy after the Commencement Date, the licence fee payable from the Possession Date to the Commencement Date shall be waived ("Rent-Free Period"). Should you fail to so proceed, you shall:

                  (c1)  remove everything installed by you;

                  (c2) reinstate the Premises to its original state and condition; and

                  (c3) pay us a sum equal to the prevailing market rent payable for the period from the Possession Date up to the date the installations are removed and reinstatement completed to our satisfaction, without prejudice to any other rights and remedies we may have against you under the Tenancy or at law.

      2.12  LOADING CAPACITY:

            (a)   NORMAL (GROUND & NON-GROUND) FLOOR PREMISES:

                  You shall comply and ensure compliance with the following restrictions:

                  (a1) maximum loading capacity of the goods lifts in the Building; and

                  (a2) maximum floor loading capacity of 15 kiloNewtons per square metre of the Premises on the 02 storey of the Building PROVIDED THAT any such permitted load shall be evenly distributed.

                                                                      [JTC LOGO]

      2.13  OPTION FOR RENEWAL OF TENANCY:

            (a) You may within 3 months before the expiry of the Term make a written request to us for a further term of tenancy.

            (b) We may grant you a further term of tenancy of the Premises subject to the following:

                  (b1) there shall be no breach of your obligations at the time you make your request for a further term, and at the expiry of the Term;

                  (b2) the duration of the further term shall be mutually agreed upon;

                  (b3) the rent payable shall be at a revised rate to be determined by us, having regard to the market rent of the Premises at the time of granting the further term. Our determination of the rent shall be final and conclusive; and

                  (b4) the tenancy for the further term shall be upon the same covenants, terms and conditions except for the duration, rent, security deposit (which shall be equivalent to three (3) month's rent and service charge instead of two
                        (2) months), and excluding a covenant for renewal of tenancy.

3     MODE OF DUE ACCEPTANCE:

      The Offer shall lapse if we do not receive the following by 31 MAY 2004:

      (a) Duly signed letter of acceptance (IN DUPLICATE) of the Offer, in the form set out in the LETTER OF ACCEPTANCE attached. (PLEASE DATE AS REQUIRED IN YOUR LETTER OF ACCEPTANCE)

      (b)   Payment of the sum set out in the PAYMENT TABLE attached.

      (c)   Duly completed GIRO authorization form.

                                                                      [JTC LOGO]

4 Please note that payments made prior to your giving us the other items listed above may be cleared by and credited by us upon receipt. However, if those other items are not forthcoming from you within the time stipulated herein, the Offer shall lapse and there shall be no contract between you and us arising hereunder. Any payments received shall then be refunded to you without interest and you shall have no claim of whatsoever nature against us.

5     RENT-FREE PERIOD:

      As the Commencement Date will not be deferred, we advise you to accept the Offer as soon as possible and to collect the keys to the Premises on the scheduled date in order to maximize the Rent-Free Period referred to in Clause 2.11(c) of this letter.

6     VARIATION TO THE TENANCY:

      Any variation, modification, amendment, deletion, addition or otherwise of the Offer shall not be enforceable unless agreed by both parties and reduced in writing by us. No terms or representation or otherwise, whether expressed or implied, shall form part of the Offer other than what is contained herein.

7     CAR-PARKING SCHEME:

      The carpark for BLK 1008 TOA PAYOH NORTH is currently managed by P-PARKING INTERNATIONAL PTE LTD and you will have to observe and be bound by all the rules and regulations governing the use and operation of the carpark. You are requested to contact:

                               736B GEYLANG ROAD
                                SINGAPORE 389647
                                 TEL: 67494119
                                 FAX: 67493689

      on your use of the carpark.

                                                                      [JTC LOGO]

8     ELECTRICITY CONNECTION:

      Upon your acceptance of the Offer, you are advised to proceed expeditiously to engage a registered electrical consultant to submit two sets each of electrical single-line diagrams and electrical layout plans to and in accordance with the requirements of our FACILITIES MANAGEMENT SECTION, OPERATIONS SUPPORT DEPARTMENT OF OUR CUSTOMER SERVICES GROUP, for endorsement before an application is made to SP Services Ltd to open an account for electricity connection.

      Please contact the Facilities Management Section at BLK 25 KALLANG AVENUE #05-02 KALLANG BASIN INDUSTRIAL ESTATE SINGAPORE 339416 for their requirements.

9 To guide and assist you, we enclose a SCHEDULE OF STATUTORY CONTROLS for Flatted Factory Occupants.

Yours faithfully

/s/ SOON THIAM CHENG
--------------------
SOON THIAM CHENG

INDUSTRIAL DEVELOPMENT (HIGH-RISE) DEPARTMENT
INDUSTRIAL PARKS DEVELOPMENT GROUP
JTC CORPORATION
DID: 68833431
FAX: 68855899
Email: SOONTHIAM@JTC.GOV.SG

ENCS:

[x] Payment Table                 [x] GIRO Form(s)      [x] Specimen BG Plan

[x] Specimen Acceptance Form      [x] MT No. 27.09

[x] Schedule of Statutory Controls (SC2)]

                                                                      [JTC LOGO]

                                 PAYMENT TABLE

PREMISES : PRIVATE LOT A0618405 UNIT #02-15 /16 BLK 1008 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318996

                                                      AMOUNT                   +5% GST
                                          -----------------------------        -------
Rent at $9.98 per square metre per
month on 130.1 square metres for
the period 1 AUGUST 2004 to 31
AUGUST 2004                               $ 1298.40                             $64.92

$2.25 per square metre per month
on 130.1 square metres for the
period 1 AUGUST 2004 to 31 AUGUST
2004                                      $  292.73                             $14.64

Total Rent Payable (inclusive of
Service Charge)                                              $ 1591.13          $79.56

SECURITY DEPOSIT equivalent to
three (3) months' Rent and Service
Charge (in cash or Banker's
Guarantee provided in accordance
with Clause 2.7 of this letter)           $ 4773.39

Less:
Equivalent of two (2) month's Rent
and Service Charge (re Off-budget
Measure and GIRO)                         $ 3182.26          $ 1591.13

                                                                      [JTC LOGO]

STAMP FEE payable on Letter of
Acceptance (which we will stamp on
your behalf)

Note: If the Letter is not returned
to us within 14 days of the date of
the Letter, you will have to pay
penalty on the stamp duty which is                           $  156.00
imposed by Stamp Duty Office of IRAS.

Sub-Total Payable                                            $ 3338.26          $79.56

ADD: GST @ 5%                                                $   79.56

Total Payable inclusive of GST                               $ 3417.82

[SPECIMEN ONLY - Please submit 2 original copies with signatures on your company's letterhead]

                              LETTER OF ACCEPTANCE

Date : <To be dated on the day this letter is forwarded to JTC Corporation>

INDUSTRIAL DEVELOPMENT (HIGH-RISE) DEPARTMENT
JTC Corporation
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

ATTN: SOON THIAM CHENG

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT UNIT #02-15/16 BLK 1008 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318996

1. We refer to your letter of offer dated 26 MAY 2004 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions of the Offer.

*2 We are currently *on GIRO/opting to pay by GIRO, thus we enclose herewith a cheque for the amount of $3417.82 (inclusive of 1 month's security deposit) as confirmation of our acceptance.

OR

*2 We are currently not on GIRO, thus we enclose herewith a cheque for the amount of $6600.08 (inclusive of 3 months' security deposit) as confirmation of our acceptance.

OR

*2 We are currently *on GIRO/opting to pay by GIRO, thus we enclose herewith a cheque for the amount of $1826.69 and a Banker's/ Insurance Guarantee for the amount of $1591.13 (1 month's rental and service charge) as security deposit as confirmation of our acceptance.

OR

*2 We are currently not on GIRO, thus we enclose herewith a cheque for the amount of $1826.69 and a Banker's/Insurance Guarantee for the amount of $4773.39 (3 months' rental and service charge) as security deposit as confirmation of our acceptance.

*3    We also enclose herewith a duly completed GIRO authorization form.

___________________________
Name of authorized signatory:
Designation:

FOR AND ON BEHALF OF:

_______________________________
TRIO-TECH INTERNATIONAL PTE LTD:

IN THE PRESENCE OF:

_______________________________
Name of witness:
NRIC No:

*     PLEASE OMIT IF NOT APPLICABLE

LTTR ACCEPTANCE/PTE LTD/JUNE 2002/LG FF RV TEAM

                                              SPECIMEN BANK'S/FINANCE COMPANY'S/
                                              INSURANCE COMPANY'S GUARANTEE FORM

                                    GUARANTEE
                       (Please use guarantor's letterhead)

TO: JTC CORPORATION
    THE JTC SUMMIT
    8 JURONG TOWN HALL ROAD
    SINGAPORE 609434

WHEREAS:

[TRIO-TECH INTERNATIONAL PTE LTD] of [1008 TOA PAYOH NORTH 03-09 SINGAPORE 318996] ("the Tenant") is a tenant of the premises known as [UNIT #02-15/16 BLK 1008 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318996] ("the Premises") pursuant to a letter of offer dated [ 26 MAY 2004 ] from you to and duly accepted by the Tenant ("the Tenancy", which expression shall include any written amendments made to the Tenancy from time to time).

IN CONSIDERATION OF your agreeing to grant the Tenancy and pursuant to a term of the Tenancy, we, the undersigned, hereby unconditionally undertake to pay to you from time to time on first demand the sum or aggregate sums not exceeding [$____________] ("the Full Guaranteed Sum") if accompanied by your statement that the Tenant is in breach of any of the Tenant's Obligations to you under the Tenancy and that the amount demanded is due and payable to you and remains unpaid Provided That our liability under this Guarantee shall not exceed the Full Guaranteed Sum.

Our liability under this Guarantee shall be that of a principal debtor and not by way of surety and such liability shall not be discharged or affected by any event, act or omission whereby our liability would have been discharged if we had been a surety.

This Guarantee is valid from [1 JUNE 2004] and shall expire on [31 OCTOBER 2007] ("the expiry date") and our liability hereunder shall cease in respect of any claims made after the expiry date.

Notwithstanding that this Guarantee may not have expired, our liability hereunder shall cease forthwith upon our paying to you the Full Guaranteed Sum to be held by you as a security deposit under the Tenancy.

Date:___________________

[SIGNATURE, NAMES AND DESIGNATIONS OF AUTHORISED SIGNATORIES OF
BANK/FINANCE COMPANY/INSURANCE COMPANY AND RUBBER STAMP OF
BANK/FINANCE COMPANY/INSURANCE COMPANY]

BG(Security Deposit)/Tenancy/13.014/June 2002/Lg FF RV team